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                                                                    EXHIBIT 10.1



Preparer
Information :  A. David Bibler   111 North Dodge Street   Algona  (515) 295-3565
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             Individual's Name     Street Address         City        Phone
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A. David Bibler ISBA # 00424                               SPACE ABOVE THIS LINE
                                                                    FOR RECORDER

                           LEASE - BUSINESS PROPERTY

THIS LEASE AGREEMENT, is entered into this 14th day of November, 2000, by Dwayne Fosseen and Betty Fosseen, husband and wife, ("Landlord") whose address for the purpose of this lease is P.O. Box 347, Radcliffe, Iowa 50230, and Mirenco, Inc., an Iowa corporation ("Tenant") whose address for the purpose of this lease is 206 May Street, P.O. Box 343, Radcliffe, Iowa 50230,

WITNESSETH THAT:

          1. PREMISES AND TERM. The Landlord, in consideration of the rents, agreements and conditions herein contained, leases to the Tenant and Tenant leases from Landlord, according to the terms of this lease, the following described bare land "premises", situated in Hardin County, Iowa:

          Lots Seven (7), Eight (8), Nine (9), Ten (10) and Eleven (11), Block Four (4), Radcliffe, Hardin County, Iowa.

and all rights, easements and appurtenances, which, more particularly, includes the space and premises as may be shown on "Exhibit A," if attached, for a perpetual term, commencing at midnight of the day previous to the first day of the lease term, which shall be on October 1, 2000, upon the condition that the Tenant performs as in this lease provided, and only for so long as the premises is used, operated or owned by Mirenco, Inc.

          2. "TRIPLE NET" PROVISION. Tenant agrees that all duties and obligations to repair, maintain and provide utilities and services, to pay taxes and special assessments and to pay for casualty and liability insurance shall be borne solely by Tenant during the term of this lease.

          3. POSSESSION. Tenant shall be entitled to possession on the first day of the term of this lease, and shall yield possession to the Landlord at the end of the lease term, except as herein otherwise expressly provided. Should Landlord be unable to give possession on said date, Tenant's only damages shall be a rebating of the pro rata rental.

          4. USE OF PREMISES. Tenant covenants and agrees during the term of this lease to use and to occupy the leased premises only for plant and manufacturing.

          5. QUIET ENJOYMENT. Landlord covenants that its estate in said premises is in fee simple and that the Tenant, if not in default, shall peaceably have, hold and enjoy the premises for the term of this lease. Landlord shall have the right to mortgage all of its right, title, interest in said premises at any time without notice, subject to this lease.

          6. UTILITIES AND SERVICES. Utilities and services shall be furnished and paid for by the Tenant.

          7. TERMINATION, SURRENDER OF PREMISES AT END OF TERM -- REMOVAL OF FIXTURES.

          (a) TERMINATION. This lease shall terminate upon expiration of the original term; or if this lease expressly provides for any option to renew, and if any such option is exercised by the Tenant, then this lease will terminate at the expiration of the option term or terms.

          (b) SURRENDER. Tenant agrees that upon termination of this lease it will surrender and deliver the premises in good and clean condition or damage without fault or liability of Tenant.

          (c) HOLDING OVER. Continued possession by Tenant, beyond the expiration of its tenancy, coupled with the receipt of the specified rental by the Landlord (and absent a written agreement by both parties for an extension of this lease, or for a new lease) shall constitute a month to month extension of the lease.

          (d) REMOVAL OF FIXTURES. Tenant may, at the expiration of its tenancy, if Tenant is not in default, remove any fixtures or equipment which Tenant has installed in the premises, providing Tenant repairs any and all damages caused by removal.

          8. ASSIGNMENT AND SUBLETTING. Any assignment of this lease or subletting of the premises or any part thereof, without the Landlord's written permission shall result in termination of this Lease.

            9.  REAL ESTATE TAXES.

            A. All installments of real estate taxes would become delinquent if not paid during the term of this lease, shall be paid by the Tenant.

            B. PERSONAL PROPERTY TAXES. Tenant agrees to timely pay all taxes, assessments or other public charges levied or assessed by lawful authority against its personal property on the premises during the term of this lease.

            C. SPECIAL ASSIGNMENTS. Special assignments that would be delinquent if not paid during the term of this lease shall be timely paid by the Tenant.

            D. Each party reserves its right of protest of any assessment of taxes.

            10. INSURANCE.

            A. PROPERTY INSURANCE. Landlord and Tenant agree to insure their respective real and personal property for the full insurable value. Such insurance shall cover losses included in the Insurance Services Official Broad Form Causes of Loss (formerly fire and extended coverage). To the extent permitted by their policies the Landlord and Tenant waive all rights of recovery against each other.

            B. LIABILITY INSURANCE. Tenant shall obtain commercial general liability insurance in the amounts of $_________________ each occurrence and $_________________ annual aggregate per location. Such policy shall include liability arising from premises operations, independent contractors, personal injury, products and completed operations and liability assumed under an insured contract. This policy shall be endorsed to include the Landlord as an additional insured.

            C. CERTIFICATES OF INSURANCE. Prior to the time the lease takes effect the Tenant will provide the Landlord with a certificate of insurance with these property and liability insurance requirements, such certificate shall include 30 days advance notice of cancellation to the Landlord. A renewal certificate shall be provided prior to expiration of the current policies.

            D. ACTS BY TENANT. Tenant will not do or omit doing of any act which would invalidate any insurance, or increase the insurance rates in force on the premises.

            E. RECOMMENDATIONS -- IOWA INSURANCE SERVICES OFFICE. Tenant further agreed to comply with recommendations of Iowa Insurance Services Office and to be liable for and to promptly pay, as if current rental, any increase in insurance rates on said premises and on the building of which said premises are a part, due to increased risks or hazards resulting from Tenant's use of the premises otherwise than as herein contemplated and agreed.

            F. Landlord and Tenant shall each provide a copy of this lease to their respective insurers.

            11. LIABILITY FOR DAMAGE. Each party shall be liable to the other for all damage to the property of the other negligently, recklessly or intentionally caused by that party (or their agents, employees or invitees), except to the extent the loss is insured and subrogation is waived under the owner's policy.

            12. INDEMNITY. Except as provided in paragraph 18 (A) (5) and except for the negligence of Landlord, Tenant will protect, defend and indemnify Landlord from and against all loss, costs, damage and expenses occasioned by, or arising out of, any accident or other occurrence, causing or inflicting injury or damage to any person or property, happening or done in, upon or about the premises , or due directly or indirectly to the tenancy, use or occupancy thereof, or any part thereof by Tenant or any person claiming through or under Tenant.

            13. CONDEMNATION.

            (a) DISPOSITION OF AWARDS. Should the whole or any part of the premises be condemned or taken for any public or quasi-public purpose, each party shall be entitled to retain, as its own property, any award payable to it. Or in the event that a single entire award is made on account of the condemnation, each party will then be entitled to take such proportion of said award as may be fair and reasonable.

            (b) DATE OF LEASE TERMINATION. If the whole of the demised premises shall be condemned or taken, the Landlord shall not be liable to the Tenant except and as its rights are preserved in paragraph 13 (a) above.

            14. DEFAULT, NOTICE OF DEFAULT AND REMEDIES.

                               EVENTS OF DEFAULT
                               -----------------
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           A. Each of the following shall constitute an event of default by
 Tenant:

           1. Failure to pay rent when due.

           2. Failure to observe or perform any duties, obligations, agreements or conditions imposed on Tenant pursuant to terms of the lease.

           3. Abandonment of the premises, "Abandonment" means the Tenant has failed to engage in its usual and customary business activities on the premises for more than one hundred eighty (180) consecutive business days.

           4. Institution of voluntary bankruptcy proceedings in which the Court orders relief against the Tenant as a debtor; assignment for the benefit of creditors of the interest of Tenant under this lease agreement; appointment of a receiver for the property or affairs of Tenant, where the receivership is not vacated within ten (10) days after the appointment of the receiver.

[See Additional Provisions being a part hereof.]

                               NOTICE OF DEFAULT
                               -----------------

           B. Landlord shall give Tenant a written notice specifying the default and giving the Tenant ten (10) days in which to correct the default. If there is a default (other than for nonpayment of a monetary obligation of Tenant, including rent) that cannot be remedied in ten (10) days by diligent efforts of the Tenant, Tenant shall propose an additional period of time in which to remedy the default. Consent to additional time shall not be unreasonably withheld by the Landlord. Landlord shall not be required to give Tenant any more than three notices for the same default within any 365 day period.

                                   REMEDIES
                                   --------

           C. In the event Tenant has not remedied a default in a timely manner following a Notice of Default, Landlord may proceed with all available remedies at law or in equity, including but not limited to the following:

           1. Termination. Landlord may declare this lease to be terminated and shall give Tenant a written notice of such termination. In the event of termination of this lease, Landlord shall be entitled to prove claim for and obtain judgment against Tenant for the balance of the rent agreed to be paid for the term herein provided, plus all expenses of Landlord in regaining possession of the premises and the reletting thereof, including attorney's fees and court costs, crediting against such claim, however, any amount obtained by reason of such reletting.

           2. Forfeiture. If a default is not remedied in a timely manner, Landlord may then declare this lease to be forfeited and shall give the Tenant a written notice of such forfeiture, and may, at the time, give Tenant the notice to quit provided for in Chapter 648 of the Code of Iowa.

          15. RIGHT OF EITHER PARTY TO MAKE GOOD ANY DEFAULT OF THE OTHER. If default shall be made by either party in the performance of, or compliance with, any of the terms or conditions of this lease, and such default shall have continued for thirty (30) days after written notice thereof from one party to the other, the person aggrieved, in addition to all other remedies now or hereafter provided by law, may, but need not, perform such term or condition, or make good such default and any amount advanced shall be repaid forthwith on demand, together with interest at the rate of 10.00 % per annum, from date of advance.

          16. MECHANIC'S LIENS. Neither the Tenant nor anyone claiming by, through, or under the Tenant, shall have the right to file or place any mechanic's liens or other lien of any kind or character whatsoever, upon said premises or upon any building or improvement thereon, or upon the leasehold interest of the Tenant, and notice is hereby given that no contractor, sub-contractor, or anyone else who may furnish any material, service or labor for any building, improvements, alteration, repairs or any part thereof, shall at any time be or become entitled to any lien on the premises, and for the further security of the Landlord, the Tenant covenants and agrees to give actual notice thereof in advance, to any and all contractors and sub-contractors who may furnish or agree to furnish any such material, service or labor.

          17. LANDLORD'S LIEN AND SECURITY INTEREST. (a) Said Landlord shall have, in addition to any lien given by law, a security interest as provided by the Uniform Commercial Code of lowa, upon all personal property and all substitutions thereof, kept and used on said premises by Tenant. Landlord may proceed at law or in equity with any remedy provided by law or by this lease for the recovery of rent, or for termination of this lease because of Tenant's default in its performance.

            18. ENVIRONMENTAL.

            A. Landlord.  To the best of Landlord's knowledge to date:
               --------

            1. Neither Landlord not Landlord's former or present tenants are subject to any investigation concerning the premises by any governmental authority under any applicable federal, state, or local codes, rules and regulations pertaining to air and water quality, the handling, transportation, storage, treatment, usage, or disposal of toxic or hazardous substances, air emissions, other environmental matters, and all zoning and other land use matters.

            2. Any handling, transportation, storage, treatment, or use of toxic or hazardous substances that has occurred on the premises has been in compliance with all applicable federal, state and local codes, rules and regulations.

            3. No leak, spill release, discharge, emission or disposal of toxic or hazardous substances has occurred on the premises.

            4. The soil, groundwater, and soil vapor on or under the premises is free of toxic or hazardous substances.

            5. Landlord shall assume liability and shall indemnify and hold Tenant harmless against all liability or expense arising from any condition which existed, whether known or unknown, at the time of execution of the lease which condition is not a result of actions of the Tenant or which condition arises after date of execution but which is not a result of actions of the Tenant.

            B. Tenant. Tenant expressly represents and agrees:

            1. During the lease term, Tenant's use of the property will not include the use of any hazardous substance without Tenant first obtaining the written consent of Landlord. Tenant understands and agrees that Landlord's consent is at Landlord's sole option and complete discretion and that such consent may be withheld or may be granted with any conditions or requirements that Landlord deems appropriate.

            2. During the lease term, Tenant shall be fully liable for all costs and expenses related to the use, storage, removal and disposal of hazardous substances used or kept on the property by Tenant, and Tenant shall give immediate notice to Landlord of any violation or any potential violation of any environmental regulation, rule, statute or ordinance relating to the use, storage or disposal of any hazardous substance.

            3. Tenant, at its sole cost and expense, agrees to remediate, correct or remove from the premises any contamination of the property caused by any hazardous substances which have been used or permitted by Tenant on the premises during any term of this lease. Remediation, correction or removal shall be in a safe and reasonable manner, and in conformance with all applicable laws, rules and regulations. Tenant reserves all rights allowed by law to seek indemnity or contribution from any person, other than Landlord, who is or may be liable for any such cost and expense.

            4. Tenant agrees to indemnify and hold Landlord harmless from and against all claims, causes of action, damages, loss, costs, expense, penalties, fines, lawsuits, liabilities, attorney fees, engineering and consulting fees, arising out of or in any manner connected with hazardous substances, which are caused or created by Tenant on or after the date of this lease and during any term of this lease, including, but not limited to, injury or death to persons or damage to property, and including any diminution of the value of any leased premises which may result from the foregoing. This indemnity shall survive the cessation, termination, abandonment or expiration of this lease.

           19. RIGHTS CUMULATIVE. The various rights, powers, options, elections and remedies of either party, provided in this lease, shall be construed as cumulative and no one of them as exclusive of the others, or exclusive of any rights, remedies or priorities allowed either party by law, and shall in no way affect or impair the right of either party to pursue any other equitable or legal remedy to which either party may be entitled as long as any default remains in any way unremedied, unsatisfied or undischarged.

           20. NOTICES AND DEMANDS. Notices as provided for in this lease shall be given to the respective parties hereto at the respective addresses designated on page one of this lease unless either party notifies the other, in writing, of a different address. Without prejudice to any other method of notifying a party in writing or making a demand or other communication, such message shall be considered given under the terms of this lease when sent, addressed as above designated, postage prepaid, by certified mail deposited in a United States mail box.

           21. PROVISIONS TO BIND AND BENEFIT SUCCESSORS, ASSIGNS, ETC. Each and every covenant and agreement herein contained shall extend to and be binding upon the respective successors, heirs, administrators, executors and assigns of the parties; except that if any part of this lease is held in joint tenancy, the successor in interest shall be the surviving joint tenant.

           22. CHANGES TO BE IN WRITING. None of the covenants, provisions, terms or conditions of this lease shall be in modified, waived or abandoned, except by a written instrument duly signed by the parties. This lease contains the whole agreement of the parties.

           23. RELEASE OF DOWER. Spouse of Landlord appears as a signatory to this lease solely for the purpose of releasing dower, or distributive share, unless said spouse is also a co-owner of an interest in the leased premises.

           24. CONSTRUCTION. Words and phrases herein, including acknowledgment hereof, shall be construed as in the singular or plural number, and as masculine, feminine or neuter gender according to the context.

           25. ADDITIONAL PROVISIONS.

               DEFAULT. The paragraph 14(a) definitions of default shall also
               -------
include: A non-consensual sale or purchase of Mirenco, Inc., or its assets (i.e. hostile takeover).

               OPTION(S) TO PURCHASE. Landlords hereby grant unto Tenant the
               ---------------------
option(s) to purchase the subject premises at the times, at a price and in the manner following:

               Times Granted. Tenant shall have the option to purchase the
               -------------
               subject premises at the time of the decease of Dwayne Fosseen.
               NOTE: This Option to Purchase shall not be available to Tenant
                                                   ---
               under any of the provisions of default, as defined herein, or available to any individual or entity seeking a non-consensual takeover of Mirenco, Inc.

               Exercise. Tenant shall exercise its option by providing notice of
               --------
               its intent to purchase within ninety (90) days of the decease of Dwayne Fosseen.

               Price. The Option price shall be established at the then fair
               -----
               market value of the property. The fair market value shall be established by:

                      (a) Agreement of the Parties. The Option price may be
                          agreed by the parties.

                      (b) Appraisal. If the parties cannot agree on the Option
                          price, the Landlord shall designate a licensed, qualified and competent commercial real estate appraiser to appraise the property. The Tenant may accept the designation of the appraiser by the Landlord or may also designate its own licensed, qualified and competent commercial real estate appraiser. If one appraiser is agreed upon, the appraisal value shall be used as the fair market value. If two appraisers are used, the average value of the two appraisals shall be used as the fair market value.

                      (c) Fair Market Value. For purposes of the Option
                          provisions contained herein, fair market value shall be defined as bare-ground, equivalent lots in Radcliffe, Iowa.


/s/ Betty Fosseen                        /s/ Dwayne Fosseen
--------------------------------------   ---------------------------------------
Betty Fosseen      LANDLORD'S SPOUSE     Dwayne Fosseen                 LANDLORD
(See paragraph 23)
                                         MIRENCO, INC.

                                    By: /s/ Dwayne Fosseen         CEO - Mirenco
                                        ----------------------------------------
                                                                          TENANT

                                    By:_________________________________________
                                                                          TENANT

STATE OF IOWA       )
                    ) ss:
COUNTY OF Hardin  )

     On this 14th day of November, 2000, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Dwayne Fosseen and Betty Fosseen, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

                                /s/ Patty J. Hyland
                                -------------------
                                Notary Public in and for said County and State.

STATE OF IOWA       )
                    ) ss:
COUNTY OF _________ )

     On this ___ day of September, 2000, before me, the undersigned, a Notary Public in and for the State of Iowa, personally appeared __________________ and ___________________, to me personally known, who, being by me duly sworn, did say that they is the __________________ and _________________ of said corporation executing the within and foregoing instrument, that (no seal has been procured by the said) (the seal affixed thereto is the seal of said) corporation; that said instrument was signed (and sealed) on behalf of said corporation by authority of its Board of Directors; and that the said _______________________ and _______________________ as such officers acknowledged the execution of said instrument to be the voluntary act and deed of said corporation, by it and by them voluntarily executed.


                                 _______________________________________________
                                 Notary Public in and for said County and State.